MBIA INSURANCE CORPORATION
                                AND SUBSIDIARIES







                        CONSOLIDATED FINANCIAL STATEMENTS

                   AS OF MARCH 31, 1996 AND DECEMBER 31, 1995

                AND FOR THE PERIODS ENDED MARCH 31, 1996 AND 1995

                           MBIA INSURANCE CORPORATION
                                AND SUBSIDIARIES



                                    I N D E X



                                                                            PAGE

Consolidated Balance Sheets -
    March 31, 1996 (Unaudited) and December 31, 1995 (Audited) .............   3

Consolidated Statements of Income -
    Three months ended March 31, 1996 and 1995 (Unaudited) .................   4

Consolidated Statement of Changes in Shareholder's Equity -
    Three months ended March 31, 1996 (Unaudited) ..........................   5

Consolidated Statements of Cash Flows -
    Three months ended March 31, 1996 and 1995 (Unaudited) .................   6

Notes to Consolidated Financial Statements (Unaudited) .....................   7

                  MBIA INSURANCE CORPORATION AND SUBSIDIARIES
                         CONSOLIDATED BALANCE SHEETS
                (Dollars in thousands except per share amounts)

                                        March 31, 1996      December 31, 1995
                                       ---------------     ------------------
                                          (Unaudited)           (Audited)
                     ASSETS
Investments:
    Fixed-maturity securities
     held as available-for-sale
     at fair value
     (amortized cost $3,664,571
      and $3,428,986) ..................   $3,784,836            $3,652,621
    Short-term investments, at
      amortized cost
      (which approximates fair value) ..      135,428               198,035
    Other investments ..................       13,374                14,064
                                           ----------            ----------
        TOTAL INVESTMENTS ..............    3,933,638             3,864,720

Cash and cash equivalents ..............        2,499                 2,135
Accrued investment income ..............       60,462                60,247
Deferred acquisition costs .............      140,919               140,348
Prepaid reinsurance premiums ...........      206,383               200,887
Goodwill (less accumulated amortization
    of $38,590 and $37,366) ............      104,390               105,614
Property and equipment, at cost
    (less accumulated
    depreciation of $12,822 and $12,137)       41,771                41,169
Receivable for investments sold ........        6,501                 5,729
Other assets ...........................       51,534                42,145
                                           ----------            ----------
        TOTAL ASSETS ...................   $4,548,097            $4,462,994
                                           ==========            ==========

   Liabilities and Shareholder's Equity
Liabilities:
    Deferred premium revenue ...........   $1,666,945            $1,616,315
    Loss and loss adjustment
     expense reserves ..................       46,376                42,505
    Deferred income taxes ..............      180,843               212,925
    Payable for investments purchased ..       15,715                10,695
    Other liabilities ..................       96,600                54,682
                                           ----------            ----------
        TOTAL LIABILITIES ..............    2,006,479             1,937,122
                                           ----------            ----------

Shareholder's Equity:
    Common stock, par value $150
     per share; authorized,
     issued and outstanding -
     100,000 shares ....................       15,000                15,000
    Additional paid-in capital .........    1,025,591             1,021,584
    Retained earnings ..................    1,423,157             1,341,855
    Cumulative translation
     adjustment ........................          330                 2,704
    Unrealized appreciation
     of investments,
     net of deferred income tax
     provision of $42,114 and $78,372 ..       77,540               144,729
                                           ----------            ----------
        TOTAL SHAREHOLDER'S EQUITY .....    2,541,618             2,525,872
                                           ----------            ----------

        TOTAL LIABILITIES AND
          SHAREHOLDER'S EQUITY .........   $4,548,097            $4,462,994
                                           ==========            ==========

               The accompanying notes are an integral part of the
                       consolidated financial statements.

                   MBIA INSURANCE CORPORATION AND SUBSIDIARIES
                  CONSOLIDATED STATEMENTS OF INCOME (Unaudited)

                             (Dollars in thousands)

                                                           Three Months Ended
                                                               March 31
                                                       ------------------------
                                                         1996           1995
                                                       ---------      ---------
Revenues:
     Gross premiums written ......................     $ 121,011      $  71,112
     Ceded premiums ..............................       (14,715)        (7,080)
                                                       ---------      ---------
         Net premiums written ....................       106,296         64,032
     Increase in deferred premium revenue ........       (45,532)       (12,680)
                                                       ---------      ---------
         Premiums earned (net of ceded
             premiums of $9,220 and $7,839) ......        60,764         51,352
     Net investment income .......................        59,003         53,065
     Net realized gains ..........................         2,692          1,724
     Other income ................................           969            908
                                                       ---------      ---------
         Total revenues ..........................       123,428        107,049
                                                       ---------      ---------

Expenses:
     Losses and loss adjustment expenses .........         3,178          2,033
     Policy acquisition costs, net ...............         5,900          5,140
     Underwriting and operating expenses .........        10,549          9,752
                                                       ---------      ---------
         Total expenses ..........................        19,627         16,925
                                                       ---------      ---------

Income before income taxes .......................       103,801         90,124

Provision for income taxes .......................        22,499         19,476
                                                       ---------      ---------

Net income .......................................     $  81,302      $  70,648
                                                       =========      =========


         The accompanying notes are an integral part of the consolidated financial statements.

                   MBIA INSURANCE CORPORATION AND SUBSIDIARIES
      CONSOLIDATED STATEMENT OF CHANGES IN SHAREHOLDER'S EQUITY (Unaudited)

                    For the three months ended March 31, 1996

                 (Dollars in thousands except per share amounts)

                                                   Common Stock            Additional                    Cumulative     Unrealized
                                             -------------------------      Paid-In        Retained      Translation   Appreciation
                                               Shares         Amount        Capital        Earnings      Adjustment   of Investments
                                             ----------     ----------     ----------     ----------     -----------  --------------
Balance, January 1, 1996 ...............        100,000     $   15,000     $1,021,584     $1,341,855     $    2,704      $  144,729

Exercise of stock options ..............           --             --            1,179           --             --              --

Net income .............................           --             --             --           81,302           --              --

Change in foreign
  currency transactions ................           --             --             --             --           (2,374)           --

Change in unrealized
  appreciation of
  investment net of change
  in deferred income taxes
  of $36,258 ...........................           --             --             --             --             --           (67,189)

Tax reduction related to
  tax sharing agreement
  with MBIA Inc. .......................           --             --            2,828           --             --              --

                                             ----------     ----------     ----------     ----------     ----------      ----------
Balance, March 31, 1996 ................        100,000     $   15,000     $1,025,591     $1,423,157     $      330      $   77,540
                                             ==========     ==========     ==========     ==========     ==========      ==========

         The accompanying notes are an integral part of the consolidated financial statements.

                   MBIA INSURANCE CORPORATION AND SUBSIDIARIES
                CONSOLIDATED STATEMENTS OF CASH FLOWS (Unaudited)
                             (Dollars in thousands)

                                                           Three Months Ended
                                                                March 31
                                                        -----------------------
                                                          1996           1995
                                                        ---------     ---------
Cash flows from operating activities:
  Net income .......................................    $  81,302     $  70,648
  Adjustments to reconcile net
    income to net cash provided
    by operating activities:
    (Increase) decrease in accrued
      investment income ............................         (215)          960
    Increase in deferred acquisition costs .........         (571)       (1,634)
    (Increase) decrease in prepaid
     reinsurance premiums ..........................       (5,496)          758
    Increase in deferred premium revenue ...........       51,028        11,922
    Increase in loss and loss adjustment
     expense reserves ..............................        3,871         1,885
    Depreciation ...................................          719           630
    Amortization of goodwill .......................        1,224         1,232
    Amortization of bond discount, net .............       (1,014)         (358)
    Net realized gains on sale of investments ......       (2,692)       (1,724)
    Deferred income taxes ..........................        4,176         3,782
    Other, net .....................................       34,288        19,601
                                                        ---------     ---------
    Total adjustments to net income ................       85,318        37,054
                                                        ---------     ---------

    Net cash provided by operating activities ......      166,620       107,702
                                                        ---------     ---------

Cash flows from investing activities:
  Purchase of fixed-maturity securities, net
    of payable for investments purchased ...........     (329,252)     (182,603)
  Sale of fixed-maturity securities, net of
    receivable for investments sold ................      146,729        92,890
  Redemption of fixed-maturity securities,
    net of receivable for investments redeemed .....       32,644        16,717
  Purchase of short-term investments, net ..........      (15,259)       (9,908)
  Sale (purchase) of other investments, net ........          215          (863)
  Capital expenditures, net of disposals ...........       (1,333)         (817)
                                                        ---------     ---------

    Net cash used in investing activities ..........     (166,256)      (84,584)
                                                        ---------     ---------

Cash flows from financing activities:
  Dividends paid ...................................         --         (22,500)
                                                        ---------     ---------

    Net cash used by financing activities ..........         --         (22,500)
                                                        ---------     ---------

Net increase in cash and cash equivalents ..........          364           618
Cash and cash equivalents - beginning of period ....        2,135         1,332
                                                        ---------     ---------

Cash and cash equivalents - end of period ..........    $   2,499     $   1,950
                                                        =========     =========

Supplemental cash flow disclosures:
  Income taxes paid ................................    $   1,161     $       1


        The accompanying notes are an integral part of the consolidated financial statements.

                   MBIA INSURANCE CORPORATION AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. BASIS OF PRESENTATION
- ------------------------
     The accompanying consolidated financial statements are unaudited and include the accounts of MBIA Insurance Corporation and its Subsidiaries (the "Company"). The statements do not include all of the information and disclosures required by generally accepted accounting principles. These statements should be read in conjunction with the Company's consolidated financial statements and notes thereto for the year ended December 31, 1995. The accompanying consolidated financial statements have not been audited by independent accountants in accordance with generally accepted auditing standards but in the opinion of management such financial statements include all adjustments, consisting only of normal recurring adjustments, necessary to summarize fairly the Company's financial position and results of operations. The results of operations for the three months ended March 31, 1996 may not be indicative of the results that may be expected for the year ending December 31, 1996. The December 31, 1995 condensed balance sheet data was derived from audited financial statements, but does not include all disclosures required by generally accepted accounting principles.

2. Dividends Declared
- ---------------------

     No dividends were declared by the Company during the three months ended March 31, 1996.